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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                         ------------------------


                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 13, 1999
                                                   -----------------



               HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
 -------------------------------------------------------------------
		(Exact Name of Registrant as Specified in Charter)

       Delaware                   1-9764             11-2534306
 ---------------------       ----------------     -----------------
(State or Other Jurisdiction   (Commission)       (IRS Employer
    of Incorporation)          (File Number)     Identification No.)


1101 Pennsylvania Avenue, N.W., Washington, D. C.	     20004
--------------------------------------------------       ---------
      (Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code (202) 393-1101
                                                   --------------


------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

     On December 13, 1999, the Board of Directors of Harman International Industries, Incorporated (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on December 27, 1999 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of December 13, 1999 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as
Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)   Financial Statements of Businesses Acquired:  None

(b)   Pro Forma Financial Information:  None

(c)   Exhibits:

          Exhibit
          Number        Exhibit
         ---------    -------------

            4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto) (Incorporated by reference to the Form 8-A filed by the Company on December 16, 1999)

           99.1       Press release, dated December 13, 1999





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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HARMAN INTERNATIONAL INDUSTRIES,
                         INCORPORATED



                          By:  /s/ Sidney Harman
                               --------------------
                                Sidney Harman
                                Chairman

Dated: December 16, 1999

















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                INDEX TO EXHIBITS
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      Exhibit
      Number     Exhibit
      -------    -------

        4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase of Preferred Stock as Exhibit C thereto) (Incorporated by reference to the Form 8-A filed by the Company on December 16, 1999)

       99.1      Press release, dated December 13, 1999




























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